AMENDMENT NO. 15 TO APPENDIX I

Funds                                                           Custodian

Colonial Trust I
  Colonial High Yield Securities Fund                                   BSD&T
  Colonial Income Fund                                                  BSD&T
  Colonial Strategic Income Fund                                        BSD&T
  Colonial Tax-Managed Growth Fund                                      BSD&T

Colonial Trust II
  Colonial Government Money Market Fund                                 BSD&T
  Colonial Intermediate U.S. Government Fund                            BSD&T
  Colonial Short Duration U.S. Government Fund                          BSD&T
  Colonial Newport Tiger Cub Fund                                       BSD&T
  Colonial Newport Japan Fund                                           BSD&T
  Newport Greater China Fund                                            BSD&T

Colonial Trust III
  Colonial Select Value Fund                                            BSD&T
  The Colonial Fund                                                     BSD&T
  Colonial Federal Securities Fund                                      BSD&T
  Colonial Global Equity Fund                                           BSD&T
  Colonial International Horizons Fund                                  BSD&T
  Colonial International Fund for Growth                                BSD&T
  Colonial Strategic Balanced Fund                                      BSD&T
  Colonial Global Utilities Fund                                        SSB&TC

Colonial Trust IV
  Colonial High Yield Municipal Fund                                    UMB
  Colonial Intermediate Tax-Exempt Fund                                 UMB
  Colonial Tax-Exempt Fund                                              UMB
  Colonial Tax-Exempt Insured Fund                                      UMB
  Colonial Municipal Money Market Fund                                  UMB
  Colonial Utilities Fund                                               BSD&T

Colonial Trust V
  Colonial Massachusetts Tax-Exempt Fund                                UMB
  Colonial Connecticut Tax-Exempt Fund                                  UMB
  Colonial California Tax-Exempt Fund                                   UMB
  Colonial Michigan Tax-Exempt Fund                                     UMB
  Colonial Minnesota Tax-Exempt Fund                                    UMB
  Colonial New York Tax-Exempt Fund                                     UMB
  Colonial North Carolina Tax-Exempt Fund                               UMB
  Colonial Ohio Tax-Exempt Fund                                         UMB
  Colonial Florida Tax-Exempt Fund                                      UMB

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Colonial Trust VI
  Colonial U.S. Stock Fund                                              BSD&T
  Colonial Small Cap Value Fund                                         BSD&T
  Colonial Aggressive Growth Fund                                       BSD&T
  Colonial Equity Income Fund                                           BSD&T
  Colonial International Equity Fund                                    BSD&T

Colonial Trust VII
  Colonial Newport Tiger Fund                                   Brown Brothers
                                                                Harriman & Co.


Effective Date: July 1, 1997




By:  ____________________________________
       Arthur O. Stern, Secretary for Each Fund


        COLONIAL MANAGEMENT ASSOCIATES, INC.


By:  ____________________________________
       Arthur O. Stern, Executive Vice President


        COLONIAL INVESTORS SERVICE CENTER, INC.


By:  ____________________________________
       Davey S. Scoon, President